UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2008

American Physicians Capital, Inc.
(Exact name of registrant as specified in its charter)

Michigan	000-32057	38-3543910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan	48823
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (517) 351-1150

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On July 31, 2008, American Physicians Capital, Inc. issued a press release announcing its financial results for the three months and six months ended June 30, 2008 and certain other information. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

          The information furnished under Items 2.02 and 9.01 of this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.          Description

99                       Press Release, dated July 31, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Physicians Capital, Inc. (Registrant)
July 31, 2008 (Date)	/s/ R. KEVIN CLINTON R. Kevin Clinton President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.          Description

99                       Press Release, dated July 31, 2008